         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

(RHODIA LOGO)

                                                                   Exhibit 10.14

                             C O N F I D E N T I A L

                                 P R O P O S A L







                             VALIDATION OF ZILEUTON

                             Proposal ANNMTH25112003

















                                  PREPARED FOR:

                               PAUL D. RUBIN, M.D.
                       CHIEF EXECUTIVE OFFICER & PRESIDENT
                              CRITICAL THERAPEUTICS
                        675 MASSACHUSETTS AVE. 14TH FLOOR
                               CAMBRIDGE, MA 02139

(RHODIA LOGO)                                                       CONFIDENTIAL

                                    CONTENTS

                                                      PAGE
                                                      ----
1.       EXECUTIVE SUMMARY                              3
2.       PROPOSAL                                       4
3.       ESTIMATED PRICE/KEY ASSUMPTIONS                8
4.       SCOPE OF WORK/DELIVERABLES                    13
5.       TIMELINE                                      14
6.       COMMUNICATION                                 14
7.       CONTACT                                       15
8.       ACCEPTANCE                                    15




                                  Proposal                          Page 2 of 17
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(RHODIA LOGO)                                                       CONFIDENTIAL

                              1. EXECUTIVE SUMMARY

Critical Therapeutics has agreed to purchase Zileuton CR and is currently considering the purchase of Zileuton IR from Abbott Pharmaceuticals. Zileuton is on the market for the treatment of Asthma. Critical Therapeutics has asked Rhodia Pharma Solutions to review Abbott's process and provide a proposal through validation and commercial manufacture of Zileuton.

Rhodia Pharma Solutions has considered the above requests and is pleased to offer the following proposal based on the technical data provided by both Critical Therapeutics and Abbott Pharmaceuticals. A timeline for the activities described is provided for discussions between Rhodia Pharma Solutions and Critical Therapeutics.

Based on the processing details provided, Rhodia Pharma Solutions feels we can reach Critical's target at the [**] tonne scale of approximately $[**] / kilogram.

The price is estimated to be $ [**]to provide material for formulation development and to register Annan as the site of manufacture and validate the process in A1. This price would be on a time and materials basis.

PHASE 1

Technical Transfer / Familiarisation Phase                    $ [**]
Manufacture of [**] batches Dudley Pilot Plant                $ [**]

PHASE 2

Cost for Analytical Validation and TT                         $ [**]

PHASE 3

Site Qualification & Validation                               $ [**]
Stability Studies                                             $ [**]
                                                              ------


TOTAL                                                         $ [**]
                                                              ------





                                  Proposal                          Page 3 of 17

(RHODIA LOGO)                                                       CONFIDENTIAL



                                   2. PROPOSAL

The process used to prepare Zileuton is shown below:

                                      [**]

                FIG. 1 PROPOSED PILOT PLANT SYNTHESIS OF ZILEUTON




                                 Proposal                          Page 4 of 17

(RHODIA LOGO)                                                       CONFIDENTIAL










Phase 1: Familiarisation Phase & Manufacture of up to [**]kg non-GMP


Abbott developed and scaled up this process in-house before licensing the process to Critical. As part of transferring the process, Rhodia Pharma Solutions would carry out laboratory and analytical familiarization.

Rhodia Pharma Solutions has identified raw material suppliers. Currently, a Japanese supplier is holding enough 2ABT for the manufacture of [**]kg of Zileuton. Further material is on a [**] lead-time. Methyl carbamate is on a [**] lead-time.

The initial hazard evaluation work carried out by Rhodia Pharma Solutions has uncovered a significant safety hazard with the Abbott process. The formation of hydroxuyurea has been found to be unstable as low as sixty degrees centigrade. In light of this there are some additional safety studies required to fit the 300 gallon stream located at Rhodia Pharma Solution's Dudley, England, facility. This site is not the long-term home for Zileuton but provides comparatively rapid entry. The hazard evaluation study has provided the basis for the engineering design to support both the Dudley pilot plant and the A1 commercial long-term home at Annan.

Some pilot plant refit work will be required in order to safely handle the hydroxylamine. (This is related to ensuring that no metal components have the potential to come into contact with hydroxylamine).

After completion of the lab familiarisation, up to [**] batches will be run to yield approx [**] kg of Zileuton. This material will support the formulation development work required on either CR or IR formulation. The material will be milled by Micron Mills to an agreed particle size specification. Depending on formulation requirements and the possible use of Abbott material for these trials, a fourth batch could be manufactured in order to supply a minimum of [**]kg of Zileuton.




                                 Proposal                          Page 5 of 17

(RHODIA LOGO)                                                       CONFIDENTIAL




Details of the initial campaign are summarized below.

TABLE 1.  DETAILS FOR [**]KG CAMPAIGN.


 Stage                   Equipment Size         Number of      Total Processing
                          (UK Gallons)            Batches            Days


   1                          [**]                 [**]              [**]
 TOTAL                                                               [**]

Skye Pharma would use the material for tabletting development work for both IR and CR programmes.

Phase 2: Analytical Validation

In order to support the IR programme, the timeline for analytical method validation has been compressed. In addition full analytical method validation is now planned to satisfy FDA requirements. Hence the methods for raw materials, IPC and API will be formally validated prior to the validation campaign in A1 at Annan and the stability programme being initiated. The API methods would be transferred to Skye Pharma under the same protocol.

Overall, validation of the methods will require the synthesis and characterisation of approximately sixteen reference standards. It is assumed that the remaining will be purchased from USP or suppliers. The characterization of these impurities is also required in order to develop new analytical methods where necessary.


                                 Proposal                          Page 6 of 17

(RHODIA LOGO)                                                       CONFIDENTIAL




Phase 3: Validation batches

The Annan site is especially equipped to handle API manufacture at scale. The process presents a good fit for the A1 plant which is suitable for the manufacture of up to [**] Mt of Zileuton.

After completion of Phase 1 & Phase 2, [**] batches, including [**] validation batches, will be run to target a yield [**] kg of Zileuton. A [**]kg batch size will be targeted. The [**] validation lots would be put on stability (6 months at 40(degrees)C/75%RH, 24 months at 25(degrees)C/60%RH).

Some plant refit work will be required in order to safely handle the hydroxylamine and the subsequent hydroxyurea reaction. This will provide a purpose made facility for the long-term manufacture of Zileuton.

Details of the validation campaign are summarized below.

TABLE 1. DETAILS FOR VALIDATION CAMPAIGN.


 Stage                   Equipment Size         Number of      Total Processing
                          (UK Gallons)            Batches            Days
   1                          [**]/                [**]              [**]
                              [**]
 TOTAL                                                               [**]

The material would be used for NDA stability and for tabletting by Skye Pharma for IND bioequivalence work, as well as by Skye Pharma for scale-up work in Lyon.



                                 Proposal                          Page 7 of 17

(RHODIA LOGO)                                                       CONFIDENTIAL



                       3. ESTIMATED PRICE/KEY ASSUMPTIONS

                         PHASE 1: FAMILIARISATION PHASE


        Activity             Calendar Time    Resource Days     Resource          Estimated
                                                                                   Price ($)
 Lab Familiarisation           [**]              [**]             [**]              [**]
  Analytical Support           [**]              [**]             [**]              [**]
  Hazards Evaluation           [**]              [**]             [**]              [**]
Materials and Columns                                                               [**]
                                                                                    $[**]
   ESTIMATED TOTAL             [**]

                                 Proposal                          Page 8 of 17

(RHODIA LOGO)                                                       CONFIDENTIAL




                        PHASE 1: [**]KG NON-GMP CAMPAIGN


               Activity                Calendar Time    Resource Days        Resource           Estimated
                                                                                                 Price ($)
       Pilot Plant Processing                                               Dudley Pilot
        (Including cleaning)                [**]              [**]             Plant               [**]

     Pilot Plant Safety Trials              [**]              [**]                                 [**]

           Safety Studies                   [**]              [**]              [**]               [**]

   Chemist Support on Pilot Plant           [**]              [**]              [**]               [**]

  Analytical / QA Support on Pilot          [**]              [**]              [**]               [**]
               Plant

           Documentation                    [**]              [**]              [**]               [**]

       Materials and Supplies                                                                      [**]

        Hydroxylamine Refit                 [**]                                                   [**]

              Milling                       [**]                            Micron Mills           [**]

          ESTIMATED TOTAL                                                                         $[**]

         * NOTE THE PRICE FOR [**] BATCHES (MINIMUM [**]KG) WOULD BE $[**]


                                 Proposal                          Page 9 of 17

(RHODIA LOGO)                                                       CONFIDENTIAL





                         PHASE 2: ANALYTICAL VALIDATION


               Activity                Calendar Time    Resource Days        Resource           Estimated
                                                                                                 Price ($)

Analytical method validation & tech
              transfer                      [**]              [**]              [**]               [**]

Synthesis of 16 reference substances        [**]              [**]              [**]               [**]

 Analytical characterization of 16
        reference substances                [**]              [**]              [**]               [**]

Purchased of 14 reference substances                                                               [**]

          ESTIMATED TOTAL                                                                         $ [**]



                                 Proposal                          Page 10 of 17

(RHODIA LOGO)                                                       CONFIDENTIAL




              PHASE 3: REGISTRATION & VALIDATION CAMPAIGN A1 ANNAN


               Activity                Calendar Time    Resource Days        Resource           Estimated
                                                                                                 Price ($)


             Processing
        (Including cleaning)                [**]              [**]               A1                [**]

   Chemist Support on Pilot Plant           [**]              [**]              [**]               [**]

  Analytical / QA Support on Pilot
               Plant                        [**]              [**]              [**]               [**]

         cGMP Documentation                 [**]              [**]              [**]               [**]

       Materials and Supplies               [**]                                                   [**]

        Plant Modifications                 [**]                                                   [**]

          ESTIMATED TOTAL                                                                         $[**]



                           PHASE 3: STABILITY STUDIES

  PROTOCOL                        PULLS IN MONTHS                  TOTAL DAYS                   TOTAL PRICE $

  [**] batches accelerated             [**]                            [**]                       [**]

  [**] batches long term               [**]                            [**]                       [**]

  Program set-up                                                       [**]                       [**]

  ESTIMATED TOTAL                      [**]                                                      $[**]




                                 Proposal                          Page 11 of 17

(RHODIA LOGO)                                                       CONFIDENTIAL


                                 KEY ASSUMPTIONS

- The process will operate in line with the batch records supplied (when available) in terms of processing time and yields.

- Analytical methods will be supplied during the technical transfer; the price includes the formal validation of the methods

     Assumed as:

                  6 off HPLC methods
                  3 off GC for residual solvents
                  1 off XRD ( methodology undefined at present )

     Not included:

                  Microbiological testing, to be defined and outsourced.

                  Surface area and particle size as yet to define (equipment needs may or may not required further purchase)


- Stability indicating analytical methods are the same as the API release methods.

- Stability methods are applied to [**] qualification batches. Both accelerated and real time programs will be run in parallel up to [**].

-     Raw materials are safe to handle.

- Milling has been included for the initial [**]kg campaign and will be subcontracted to Micron Mills. Prices for milling latter campaigns and validation costs are yet to be defined. The milling will be taken in-house at suitable volume.

- An estimate of price is given assuming suitable reference standards (fourteen) can be purchased commercially. Rhodia Pharma Solutions will manufacture the remaining sixteen standards. The manufacturing time is estimated given that the synthetic routes are unknown.

- The qualification and validation campaign has been combined to reduce entry cost and provide the long-term commercial siting in A1 for Zileuton.

-     The 2ABT is on a [**] lead-time, an early go-ahead is recommended.

Chemist, analyst and QA time will be billed at the rate of $[**] per day. Chemicals, services and supplies will be billed at cost plus [**]%. Pilot Plant time will be billed at $[**] per day.

The actual charges for Critical Therapeutics account will be invoiced monthly, with payment due net 30 days from invoice date. A down payment of $[**] is due upon acceptance of this proposal. This payment will be credited towards the final billable work performed on this project and will be used to purchase starting materials for the successful completion of the project.


                                 Proposal                          Page 12 of 17

(RHODIA LOGO)                                                       CONFIDENTIAL

                          4. SCOPE OF WORK/DELIVERABLES

RHODIA PHARMA SOLUTIONS WILL:

- Perform tech transfer, laboratory evaluation and familiarisation experiments on the process.

- Synthesise and characterise sixteen reference standards targeting 1-10 grams of each with a minimum purity of 95%. Analyse the standards by HPLC, IR, NMR and MS.

- Validate the analytical methods and for the API, carry out technology transfer to Skye Pharma.

- Prepare approximately [**] kg of Zileuton non-cGMP conditions in the Pilot Plant at its Dudley, England facility.

- Prepare approximately [**]kg of Zileuton under cGMP conditions in the A1 Plant at its Annan, Scotland facility for site registration

- Validate the Zileuton process during the same [**]kg campaign under cGMP conditions in the A1 Plant at its Annan, Scotland facility

- Provide written status reports on a monthly basis with teleconferences and/or meetings to be organised as agreed appropriate.

-     Provide copies of master batch records used in the pilot plant.

- Provide written reports summarising all phases of the work undertaken on the project.

- After completion of the registration campaign, carry out a stability programme and provide a report.

-     Provide a hazard evaluation report.


CRITICAL THERAPEUTICS WILL:

- Agree to a final product release specification prior to scale-up activities.

-     Provide any relevant health, safety, and environmental information.

-     Provide any hazard information pertaining to the process.

- Provide any samples that are available to assist Rhodia Pharma Solutions in polymorph determinations and analytical support.

- Provide batch records / development reports for the process and arrange for technical discussion / transfer with Abbott / SkyePharma.



                                 Proposal                          Page 13 of 17

(RHODIA LOGO)                                                       CONFIDENTIAL



                                   5. TIMELINE

Upon acceptance by Critical Therapeutics of this proposal, work could begin immediately at Rhodia Pharma Solutions. The initial [**]kg would be delivered in parts, the first part delivered to Skye by [**]. The site registration/validation campaign will be complete by [**].

                                6. COMMUNICATION

A Rhodia Pharma Solutions technical project manager will be appointed to handle technology transfer and technical interface issues for the project. The Rhodia Pharma Solutions product manager will coordinate all timeline and financial aspects of the project with Critical Therapeutics and will be available for discussions as required.

                                 7. TERMINATION

Either party shall be entitled to terminate this agreement before the project has been completed by giving to the other party 90 days prior written notice of termination.

Termination shall be effective on the expiration of the applicable notice period (the Effective Termination Date).

All work performed by RPS prior to the Effective Termination Date of the project shall be paid for by Critical Therapeutics at the estimated cost provided herein prorated for the work performed to the Effective Termination Date. Any raw material/capital expenses incurred and/ or committed by RPS prior to the Effective Termination Date, or any expenditure required by RPS to return the unit to its original condition prior to commencement of the capital project shall be paid by Critical Therapeutics. RPS will seek to minimize all costs associated with the reason for termination and will provide justification of the expenditure to Critical Therapeutics.

                                 Proposal                          Page 14 of 17

(RHODIA LOGO)                                                       CONFIDENTIAL
                                   8. CONTACT

For additional information or questions, please contact:

         Kim Thomson
         Product Manager
         Rhodia Pharma Solutions
         Dudley
         Northumberland
         England

         Phone:   00-44-191-250-4146
         Email:   kim.thomson@eu.rhodia.com




                                  8. ACCEPTANCE

Please indicate Critical Therapeutics acceptance of this proposal by returning a signed copy or a purchase order, referencing Proposal. This proposal is valid for 30 days.

CRITICAL THERAPEUTICS

By:    /s/ Trevor Phillips                             Date: 8/14/03
      ------------------------                               ------------

Name: Trevor Phillips
      ------------------------





                                 Proposal                          Page 15 of 17

(RHODIA LOGO)                                                       CONFIDENTIAL

                                    APPENDIX

           ABBOTT    CHEMICAL
           NUMBER      NAME          STRUCTURE     CAS NUMBER
1.          [**]       [**]            [**]           [**]
2.          [**]       [**]            [**]           [**]
3.          [**]       [**]            [**]           [**]
4.          [**]       [**]            [**]           [**]
5.          [**]       [**]            [**]           [**]
6.          [**]       [**]            [**]           [**]
7.          [**]       [**]            [**]           [**]
8.          [**]       [**]            [**]           [**]
9.          [**]       [**]            [**]           [**]
10.         [**]       [**]            [**]           [**]
11.         [**]       [**]            [**]           [**]
12.         [**]       [**]            [**]           [**]
13.         [**]       [**]            [**]           [**]
14.         [**]       [**]            [**]           [**]
15.         [**]       [**]            [**]           [**]
16.         [**]       [**]            [**]           [**]



                                 Proposal                          Page 16 of 17

(RHODIA LOGO)


                                    TIMELINE

                                      [**]